Goodwill and Other Intangible Assets - Schedule of future annual amortization expense of amortizable intangible assets (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
2020	$ 6,313	$ 25,250
2021	23,507	23,507
2022	23,507	23,507
2023	23,507	23,507
2024	23,507	23,507
Thereafter	93,932	93,932
Total Amortizable Intangibles, Net	$ 194,273	$ 213,210	$ 238,460